Exhibit 99.1

Validus Holdings, Ltd.
Bermuda Commercial Bank Building
19 Par-la-Ville Road
Hamilton, HM 11
Bermuda

November 5, 2009	Mailing Address:
Suite 1790
48 Par-la-Ville Road
Hamilton, HM 11
Bermuda

Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
ADDITIONAL DISCLOSURE ON THE VALIDUS HOLDINGS, LTD. (“VALIDUS”)
CONSOLIDATED INVESTMENT PORTFOLIO (THE “PORTFOLIO”)
As of September 30, 2009, the Portfolio had a fair market value of $5,707.5 million. Validus is providing the following additional disclosure on the composition of its Portfolio in response to the continued volatility in the global credit markets.
Validus Mortgage-Backed And Asset-Backed Securities Portfolio

	Market Values (in USD MM) as of September 30, 2009
	RATING
	Gov't	AAA	AA	A	BBB	BB	B	Other	Total
Mortgage-Backed Securities
Residential Mortgage-Backed GNMA	129.4	—	—	—	—	—	—	—	129.4
FNMA	319.4	—	—	—	—	—	—	—	319.4
Freddie Mac	197.0	—	—	—	—	—	—	—	197.0

Total Agency RMBS	645.8	—	—	—	—			—	645.8
Non-Agency RMBS	—	18.2	13.2	19.1	17.1	6.7	37.6	51.0	162.9

Total Residential Mortgage-Backed	645.8	18.2	13.2	19.1	17.1	6.7	37.6	51.0	808.7
Commercial Mortgage-Backed	—	53.2	—	—	—	—	—	—	53.2

Total Mortgage-Backed Securities	645.8	71.4	13.2	19.1	17.1	6.7	37.6	51.0	861.9
Asset-Backed Securities
Sub Prime	—	2.7	—	1.0	—	—	—	—	3.7
Credit Cards	—	2.4	—	—	—	—	—	—	2.4
Autos	—	37.2	0.7	—	—	—	—	—	37.9
Student Loan	—	3.8	—	—	—	—	—	—	3.8
Stranded Cost & UK ABS	—	4.6	—	—	—	—	—	—	4.6

Total Asset-Backed Securities	—	50.7	0.7	1.0	—	—	—	—	52.4

Total Asset-Backed and Mortgage- Backed Securities									914.3

Note: Lower of Moody’s or Standard & Poor’s rating, presented in Standard & Poor’s equivalent rating.

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Residential Mortgage Backed Securities (“RMBS”) (14.2% of total cash and investments*)
GSE (Government Sponsored Enterprise) RMBS (11.3%)
The Portfolio contains $645.8 million in GSE residential mortgage-backed securities.
Validus’ GSE RMBS allocation has a weighted-average effective duration of 1.8 years; a weighted-average life of 3.1 years; a fair market price of 104.93 and corresponding yield of 2.8%; a book yield of 4.5% and an unrealized gain of approximately $16.1 million.
Non-Agency RMBS — Prime (1.3%)
The Portfolio’s $72.4 million prime non-Agency RMBS allocation includes $14.1 million of AAA rated securities. All of these securities were originally rated AAA at the time of purchase. 55.8% of Validus’ prime non-Agency allocation consists of securities whose loans were originated in 2005 and prior; 13.0% of the prime RMBS allocation was issued in 2006. The allocation has a weighted average current credit enhancement of 8.4%, which will increase as the securities pay down. The allocation has a weighted-average FICO score of 738 and a loan-to-value ratio of 67.3%.
Validus’ overall prime non-agency allocation has a weighted-average effective duration of 3.0 years; a weighted-average life of 4.1 years; a fair market price of 84.00 and corresponding yield of 9.72%; an equivalent weighted-average book yield of 5.5%; and an unrealized loss of approximately $13.5 million.
The following table shows fair market values by vintage year and rating:
Fair Market Values (in USD MM) of Prime non-Agency RMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	—	—	4.7	11.6	6.3	22.6
2006	—	—	—	0.8	8.6	9.4
2005	9.2	8.0	7.0	0.7	5.3	30.2
2004 and prior	4.9	0.5	4.2	0.6	—	10.2

Total	14.1	8.5	15.9	13.7	20.2	72.4

Note: Lower of Moody’s or Standard & Poor’s rating, presented in Standard & Poor’s equivalent rating.
Non-Agency RMBS — Alt-A (1.6%)
4.4% of the Portfolio’s $90.5 million Alt-A non-Agency RMBS allocation consists of AAA rated securities. All of these securities were originally rated AAA at the time of purchase. 49.6% of Validus’ Alt-A non-Agency allocation consists of securities whose loans were originated in 2006 and prior. The allocation has a weighted average current credit enhancement of 24.2%, which will increase as the securities pay down. The allocation has a weighted-average FICO score of 711 and a loan-to-value ratio of 78.4%.
Validus’ overall Alt-A non-agency allocation has a weighted-average effective duration of 2.9 years; a weighted-average life of 4.6 years; a fair market price of 80.89 and corresponding yield of 4.6%; an equivalent weighted-average book yield of 3.3%; and an unrealized loss of approximately $22.1 million.
The Company determined that markets for certain of its non-agency RMBS (“identified non-agency RMBS securities”), primarily Alt-A, were illiquid at September 30, 2009. As a result, the identified non-agency RMBS securities were deemed to be Level 3 securities as defined by Financial Accounting Standard 157 (“FAS 157”). The Company applied the guidance in FSP FAS 157-4 to determine the fair market value of the identified non-agency RMBS securities using a discounted cash flow model.
*Total cash and investments at 9/30/09 (MMs) = $5,707.5

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The following table shows fair market values by vintage year and rating:
Fair Market Values (in USD MM) of Alt-A non-Agency RMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	—	3.6	—	—	42.0	45.6
2006	—	—	—	—	19.9	19.9
2005	4.0	—	1.6	3.4	13.4	22.4
2004 and prior	—	1.1	1.5	—	—	2.6

Total	4.0	4.7	3.1	3.4	75.3	90.5

Note: Lower of Moody’s or Standard & Poor’s rating, presented in Standard & Poor’s equivalent rating.
ABS (0.9% of total cash and investments *)
Auto & Credit Card ABS — Non Sub-Prime (0.9%)
The Portfolio’s $48.7 million allocation to ABS includes $48.0 million of AAA rated securities. The ABS portfolio excluding Sub-Prime consists of auto, credit card, stranded cost and UK ABS. 56.9% of Validus’ auto- and credit card-backed allocation consists of securities whose loans were originated in 2006 and prior.
Validus’ ABS allocation, excluding Sub-Prime, has a weighted-average effective duration of 0.3 years; a weighted-average life of 1.3 years; a fair market price of 100.64 and corresponding yield of 1.6%; a book yield of 4.7% and an unrealized gain of approximately $0.7 million.
Home Equity ABS — Sub-Prime (0.1%)
The Portfolio’s $3.7 million sub-prime home equity ABS allocation includes $2.7 million of AAA rated securities. 70.3% of Validus’ sub-prime allocation consists of securities issued in 2006 and prior. The allocation has a weighted-average current credit enhancement of 41.0%. The credit enhancement will continue to increase as the securities pay down. The securities have a weighted-average FICO score of 617 and a loan-to-value ratio of 78.6%.
Validus’ overall home equity ABS allocation has a weighted-average effective duration of 1.4 years; a weighted-average life of 1.6 years; a fair market price of 89.23 and corresponding yield of 13.55%; a book yield of 0.5%; and an unrealized loss of approximately $0.5 million.
The following table shows fair market values by vintage year and rating:
Fair Market Values (in USD MM) of Sub prime HEL ABS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	1.1	—	—	—	—	1.1
2006	1.0	—	1.0	—	—	2.0
2005	—	—	—	—	—	—
2004 and prior	0.6	—	—	—	—	0.6

Total	2.7	—	1.0	—	—	3.7

Note: Lower of Moody’s or Standard & Poor’s rating, presented in Standard & Poor’s equivalent rating.

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CMBS (0.9% of total cash and investments *)
The Portfolio’s $53.2 million CMBS allocation consists entirely of AAA rated securities. The Portfolio is well-diversified with seasoned deals that have collateral with transparent histories. 86.7% of Validus’
*Total cash and investments at 9/30/09 (MMs) = $5,707.5
CMBS allocation consists of securities issued in 2004 and prior. The allocation has a weighted average current credit enhancement of 31.9% and defeasance adjusted credit enhancement of 46.4%, both of which will increase as the securities pay down. The average loan-to-value ratio is 70.2% and the debt service coverage ratio in excess of 1.49.
Validus’ overall CMBS allocation has a weighted-average effective duration of 0.9 years; a weighted-average life of 1.0 years; a fair market price of 102.35 and corresponding yield of 3.1%; a book yield of 5.2%; and an unrealized gain of approximately $1.0 million.
The following table shows fair market values by vintage year and rating:
Fair Market Values (in USD MM) of CMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total

2007	7.1	—	—	—	—	7.1
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004 and prior	46.2	—	—	—	—	46.2

Total	53.3	—	—	—	—	53.3

Note: Lower of Moody’s or Standard & Poor’s rating, presented in Standard & Poor’s equivalent rating.
*Total cash and investments at 9/30/09 (MMs) = $5,707.5

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As of September 30, 2009, the Portfolio’s allocation to Corporate and Financial issuers was $1,997.8 million and $724.4 million, respectively. The following table presents the ten largest Corporate and ten largest Financial issuers as of September 30, 2009:

Corporate Issuers
		% of Total
	Fair Value	Cash and
ISSUER	($MM)	Investments
GENERAL ELECTRIC	$97.4	1.7%
WELLS FARGO	93.0	1.6%
JP MORGAN CHASE & CO	72.6	1.3%
BANK OF AMERICA	57.9	1.0%
VERIZON	50.5	0.9%
CREDIT SUISSE	50.4	0.9%
BP PLC	44.8	0.8%
LLOYDS BANKING GROUP PLC	43.5	0.8%
MORGAN STANLEY	40.5	0.7%
AT&T	38.1	0.7%

Sub-total	$588.7	10.4%

Financial Issuers
		% of Total
	Fair Value	Cash and
ISSUER	($MM)	Investments
GENERAL ELECTRIC	$97.4	1.7%
WELLS FARGO	93.0	1.6%
JP MORGAN CHASE & CO	72.6	1.3%
BANK OF AMERICA	57.9	1.0%
CREDIT SUISSE	50.4	0.9%
LLOYDS BANKING GROUP PLC	43.5	0.8%
MORGAN STANLEY	40.5	0.7%
GOLDMAN SACHS	30.0	0.5%
HSBC HOLDINGS	29.3	0.5%
RABOBANK NEDERLAND	25.2	0.4%

Sub-total	$539.8	9.4%

[1] Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

[2] Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

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